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                                                                   EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (A) AND (B) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITEDSTATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Christopher T. Seaver, Chief Executive Officer of Hydril Company, a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

         (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 13, 2003                         /s/ Christopher T. Seaver
                                                -------------------------------
                                                Christopher T. Seaver
                                                Chief Executive Officer

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code), in accordance with the procedures provided for by the Securities and Exchange Commission in Release No. 33-8212 for treatment as a document "accompanying" the Quarterly Report on Form 10-Q to which it relates, and is not being filed as part of the Report or as a separate disclosure document. This certificate shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this certificate be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.

         A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.